UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017 (May 5, 2017)

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

000-55329 (Commission File Number)	65-0958798 (IRS Employer Identification No.)
8000 North Federal Highway Boca Raton, Florida (principal executive offices)	33487 (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  - Entry into a Material Agreement.

On May 5, 2017, the Registrant entered into an Exclusive Licensing Agreement with Sublicensing Terms (the “Agreement”) with the University of Southern Florida Research Foundation, Inc. (“USFRF”) relating to an exclusive license of certain patent rights in connection with one of USFRF’s U.S. Patent Applications. Both parties recognize that the research and development work provided by the Registrant was sufficient for USFRF to enter into the Agreement with the Registrant.

The Agreement is effective April 25, 2017 and continues until the later of the date that no Licensed Patent remains a pending application or an enforceable patent or the date on which the Licensee’s obligation to pay royalties expires.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date: May 24, 2017

By: /s/ Larry Reid

Larry Reid

President & Chief Financial Officer